EXHIBIT 10.2

                                    AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT

      This Amendment (this "Amendment") to the Asset Purchase Agreement (the "Original Purchase Agreement") dated December 20, 2004 by and among WORKSTREAM INC., a Canadian corporation ("Buyer"), WORKSTREAM USA, INC., a Delaware corporation and wholly owned subsidiary of Buyer ("Buyer Sub"), and PROACT TECHNOLOGIES CORP., a Delaware corporation ("Seller"), is entered into this 30th day of December, 2004 among Buyer, Buyer Sub and Seller.

                                   BACKGROUND

      The parties hereto desire to amend the Purchase Agreement as set forth in this Amendment.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Definition of Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Purchase Agreement.

      2. Amendments. The Purchase Agreement is hereby amended as follows:

            (a) Section 8.8 of the Purchase Agreement is hereby deleted in its entirety and replaced by the following

            SECTION 8.8. INDEMNIFICATION CAP. The maximum aggregate liability of Seller for claims arising under this Article VIII (other than in respect of (i) the claims related to Sepulveda v. Conley and ProAct
            v. Online Benefits described on Schedule 4.11 for which no limitation shall apply, (ii) those with respect to the three former employees, specifically Marc Spitzer, Rajadurai Venkatasamy and Nicole Zanetti, who do not have agreements regarding inventions and developments as described in Schedule 4.7(b) which shall be limited to the aggregate amount of the Purchase Price, (iii) the sales tax liability referred to on Schedule 4.12 for which no limitation shall apply, and (iv) the representations and warranties of Seller in
            Section 4.2, which shall be limited to the aggregate amount of the Purchase Price) shall be the aggregate value of the Escrow Shares at any given time, and such amount shall be Buyer's sole source of payment in respect thereof. Any indemnity payment by Seller to Buyer, at Seller's sole option, shall be in the form of (a) cash, or
            (b) shares of Buyer common shares the value of which shall be based on the average of the closing prices for the Buyer's common shares as quoted on the Nasdaq SmallCap Market for the 20 days that such Market was open for the transaction of business prior to the date of delivery to Seller of such shares under this Article VIII.

      3. Confirmation of Purchase Agreement. Except as amended and supplemented by this Amendment, the Purchase Agreement is ratified and confirmed in all respects. The Purchase Agreement and this Amendment shall be read, taken and construed as one and the same instrument. To the extent of any inconsistency between the Purchase Agreement and this Amendment, this Amendment shall govern. Any future reference to the Purchase Agreement shall mean the Purchase Agreement as amended by this Amendment.

      4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of laws).

      5. Counterparts. This Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signature pages of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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      IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment as of the date first written above.


                                        WORKSTREAM INC.


                                        By: /s/ Michael Mullarkey
                                            ------------------------------------
                                            Michael Mullarkey
                                            Chief Executive Officer


                                        WORKSTREAM USA, INC.


                                        By: /s/ Michael Mullarkey
                                            ------------------------------------
                                            Michael Mullarkey
                                            Chief Executive Officer


                                        PROACT TECHNOLOGIES CORP.


                                        By: /s/ Carmine Fardella
                                            ------------------------------------
                                            Carmine Fardella
                                            Chief Financial Officer


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